Supplement dated October 23, 2014,

to the Summary Prospectus dated April 30, 2014 for:

FVIT Franklin Dividend and Income Managed Risk Portfolio

(the “Summary Prospectus”)

(Class II Shares)

The disclosure under the heading “Sub-Adviser Portfolio Managers” in the Summary Prospectus relating to Franklin Advisory Services, LLC is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers: Donald G. Taylor, CPA, President and Chief Investment Officer of Franklin and portfolio manager of the Portfolio since its inception.

Nicholas P.B. Getaz, CFA, Research Analyst and portfolio manager of the Portfolio since its inception.

Bruce C. Baughman, CPA, Senior Vice President of Franklin and portfolio manager of the Portfolio since its inception.

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This Supplement, the Prospectus dated April 30, 2014, as supplemented August 8, 2014, the Summary Prospectus dated April 30, 2014, and the Statement of Additional dated April 30, 2014, as supplemented June 27, 2014, provide information that you should know before investing in the Portfolios and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.